                                                                   Exhibit 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

  THE                  TO THE HOLDERS OF:
BANK OF                Corporate Bond-Backed Certificates
  NEW                  Series 1998-NSC-1
 YORK                  Class A-1 Certificates
                                             CUSIP NUMBER: 219-87H-AN5

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for
the period ending :                                                 MAY 17,2004



INTEREST ACCOUNT
----------------
Balance as of                  November 17, 2003                                                           $      0.00
      Schedule Income received on securities ..................................                            $987,500.00
      Unscheduled Income received on securities ...............................                                  $0.00
      Schedule Interest received from Swap Counterparty .......................                                  $0.00
      Unscheduled Interest received from Swap Counterparty ....................                                  $0.00
      Interest Received on sale of Securties ..................................                                  $0.00
LESS:
      Distribution to Class A-1 Holders........................................      $582,437.00
      Distribution to Swap Counterparty .......................................            $0.00
      Trustee Fees.............................................................        $2,250.00
      Fees allocated for third party expenses .................................          $750.00
Balance as of    May 17, 2004                                                           Subtotal           $402,063.00


PRINCIPAL ACCOUNT
-----------------
Balance as of           November 17, 2003                                                                        $0.00
      Scheduled Principal payment received on securities ......................                                  $0.00
      Principal received on sale of securities ................................                                  $0.00
LESS:
      Distribution to Class A-1 Holders........................................      $402,063.00
      Distribution to Swap Counterparty .......................................            $0.00
Balance as of   May 17, 2004                                                            Subtotal           $402,063.00
                                                                                         Balance                 $0.00


                  UNDERLYING SECURITIES HELD AS OF: May 17,2004
                          $25,000,000 7.90% Debentures
                                    Issued by
                          NORFOLK SOUTHERN CORPORATION
                              CUSIP# : 655-844-AK4